UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the Board of Directors (the “Board”) of Solid Power, Inc. (the “Company”) appointed Uwe Breitweg to serve as a Class III director. Mr. Breitweg was nominated by BMW Holding B.V. (“BMW Holding”) pursuant to BMW Holding’s director nomination rights under that certain Board Nomination and Support Agreement, dated as of May 5, 2021, by and among the Company, BMW Holding and the stockholders party thereto, to succeed Rainer Feurer as BMW Holding’s nominee on the Board following Dr. Feurer’s previously reported retirement from the Board. Mr. Breitweg will serve until the Company’s 2027 annual meeting of stockholders and until his successor has been duly elected and qualified.

Information regarding certain relationships and related party transactions involving Bayerische Motoren Werke AG (“BMW AG”) and certain of its affiliates, including BMW of North America, LLC and BMW Holding, is set forth under the caption “Certain Relationships and Related Party Transactions—Transactions with BMW” in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2026, and is incorporated herein by reference.

In light of the commercial relationship between the Company and BMW AG and BMW Holding, the Board has determined that Mr. Breitweg is not independent under the applicable rules of The Nasdaq Stock Market LLC. Accordingly, Mr. Breitweg is not expected to be appointed to serve on any committees of the Board. Mr. Breitweg has also agreed to waive all compensation payable by the Company in connection with his service on the Board. The Company and Mr. Breitweg entered into the Company’s standard indemnification agreement, the form of which has previously been filed with the SEC.

Item 7.01	Regulation FD Disclosure.

On July 1, 2026, the Company issued a press release announcing Mr. Breitweg’s appointment to the Board. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Internet addresses in the press release are for informational purposes only and are not intended to be hyperlinks to other information of the Company. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 1, 2026

SOLID POWER, INC.

By:	/s/ Linda Heller
Name: Linda Heller
Title: Chief Financial Officer, Treasurer, and Secretary